June 2023 William Blair 43rd Annual Growth Stock Conference June 8, 2023 ©2023 Carvana, LLC

©2023 Carvana, LLC Confidential Document Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations and projections with respect to, among other things, our financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words "aim," "anticipate," "believe," "estimate," "expect," "forecast," "intend," "likely," "outlook," "plan," "potential," "project," "projection," "seek," "can," "could," "may," "should," "would," "will," the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our Quarterly Reports on Form 10-Q. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Carvana’s own estimates and research. Carvana’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. The independent industry publications used in this presentation were not prepared on the Company’s behalf. While the Company is not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projects involve risk and uncertainties and are subject to change based on various factors. 2 Safe Harbor

©2023 Carvana, LLC Confidential Document ● Disrupted a $1T highly fragmented industry by offering a simple and seamless car buying experience. ● Customer proposition includes best experience, best selection and best value. ● Grew at 170% CAGR over 8 year period leading to one of the fastest companies to reach the Fortune 500 with only Amazon and Google making it to the list faster. ● Became the 2nd largest used car retailer offering home delivery to 81% of the US population. ● Unforeseen macroeconomic and industry dynamics including snarled automotive supply chains and historically rapidly rising interest rates. ● We entered 2022 overbuilt for an industry negatively impacted by affordability issues as the year progressed. ● Shifted priorities away from growth and began re- positioning the business for profitability at lower volumes. ● Cut ~$1B of annualized SG&A expense resulting in a leaner, more efficient Carvana. ● Expect return to positive Adjusted EBITDA in Q2 2023 (step 1 of three step plan). 3 History of Carvana 2013 - 2021: The Growth Phase 2023: Profitability Focus2022: Challenges1 2 3

©2023 Carvana, LLC Confidential Document 4 2013–2021: The Growth Phase1

©2023 Carvana, LLC Confidential Document 5 2022: Challenges 2 Industry Headwinds ● Entered 2022 overbuilt relative to sales volume, leading to elevated operating losses. ● In Q2 2022, we acquired ADESA U.S., financing the acquisition through senior unsecured notes. ● Elevated cost structure and increased debt load coincided with unprecedented industry affordability challenges. Significant Investment in Growth

©2023 Carvana, LLC Confidential Document 6 Q1 2023: Getting Back on Trend3 Continued focus on more profitable transactions, operational efficiencies, and cost reductions drove improvements in Q1 2023 financial results.

©2023 Carvana, LLC Confidential Document Our top management objective is to drive our business to positive free cash flow. This objective can be broken down into three steps. Our focus is now shifting to #2. 1. Drive the business to positive Adjusted EBITDA: Expected Q2 2023 2. Drive the business to significant positive unit economics, including eventually positive free cash flow. Positive Adjusted EBITDA is a milestone, but it is not our goal. 3. Once steps one and two are complete, return to growth. We believe the investments we have already made lay the groundwork for not only significant growth in the future, but significantly more profitable growth than we have delivered in the past. 7 2023 & Beyond: A stronger, more efficient Carvana 3

©2023 Carvana, LLC Confidential Document 8 Updated Q2 2023 Outlook Initial Q2 2023 Outlook Updated Q2 2023 Outlook Retail Units Sequential reduction compared to Q1 2023 No change from initial outlook Non-GAAP Total GPU Above $5,000 Above $6,000 Non-GAAP SG&A Similar to Q1 2023 (~$404MM) No change from initial outlook Adjusted EBITDA Positive Adjusted EBITDA Above $50MM Adjusted EBITDA Loan Sales $1.3B sold or securitized quarter-to-date ~$2B sold or securitized quarter-to-date In order to clearly demonstrate our progress and highlight the most meaningful drivers within our business, we continue to use forecasted Non-GAAP financial measures (forecasted Non-GAAP Total GPU, Non-GAAP SG&A, and Adjusted EBITDA) as we look toward Q2 2023 and beyond. We have not provided a quantitative reconciliation of forecasted GAAP measures to forecasted Non-GAAP measures within this communication because we are unable, without making unreasonable efforts, to calculate one-time or restructuring expenses. These items could materially affect the computation of forward-looking GAAP financial metrics. Quarter-to-date, we have completed multiple loan sales which we expect to positively impact our results in the quarter. As a result, we are providing an updated outlook below:

©2023 Carvana, LLC Confidential Document 9 Non-GAAP Financial Measures As appropriate, we supplement our results of operations determined in accordance with U.S. generally accepted accounting principles (“GAAP”) with and discuss forward looking guidance with certain non-GAAP financial measurements that are used by management, and which we believe are useful to investors, as supplemental operational measurements to evaluate our financial performance. These measurements should not be considered in isolation or as a substitute for reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measurements, and such measurements may not be comparable to similarly-titled measurements reported by other companies. Rather, these measurements should be considered as an additional way of viewing aspects of our operations that provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements included in publicly filed reports in their entirety and not rely solely on any one, single financial measurement or communication. We refer to the following non-GAAP measures in this presentation: Adjusted EBITDA; Total gross profit per retail unit, non-GAAP; and SG&A, non-GAAP. Adjusted EBITDA is defined as net loss plus income tax expense, interest expense, other (income) expense, net, depreciation and amortization in cost of sales and SG&A, share-based compensation including the CEO Milestone Gift in cost of sales and SG&A, and restructuring costs, minus revenue related to our Root warrants. Gross profit, non-GAAP is defined as GAAP gross profit plus depreciation and amortization in cost of sales and share-based compensation including the CEO Milestone Gift in cost of sales, minus revenue related to our Root warrants. Total gross profit per retail unit, non-GAAP is Gross profit, non-GAAP divided by retail vehicle unit sales. SG&A, non-GAAP is defined as GAAP SG&A minus depreciation and amortization in SG&A, share based compensation including the CEO Milestone Gift in SG&A, and restructuring costs. We believe that these metrics are useful measures to us and to our investors because they exclude certain financial, capital structure, and non-cash items that we do not believe directly reflect our core operations and may not be indicative of our recurring operations, in part because they may vary widely across time and within our industry independent of the performance of our core operations. We believe that excluding these items enables us to more effectively evaluate our performance period-over-period and relative to our competitors.

©2023 Carvana, LLC Confidential Document 10 Non-GAAP Financial Measures

©2023 Carvana, LLC Confidential Document 11 Non-GAAP Financial Measures